UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 3, 2014
Date of Report
(Date of earliest event reported)

Cornerstone OnDemand, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
1601 Cloverfield Blvd.
Suite 620 South
Santa Monica, CA 90404
(Address of principal executive offices, including zip code)

(310) 752-0200 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On November 5, 2014, Cornerstone OnDemand, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the completion of the Company’s acquisition of Evolv Inc. (“Evolv”) on November 3, 2014. In response to Items 9.01(a) and 9.01(b) of the Initial Report, the Company indicated that it would file the required financial information by amendment before January 17, 2015, as permitted by the instructions to such Items. This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Initial Report to file the required financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statement of Businesses Acquired.
The unaudited condensed consolidated financial statements of Evolv as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.
The audited consolidated financial statements of Evolv as of and for the years ended December 31, 2013 and 2012, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013 and the nine months ended September 30, 2014, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, independent certified public accountants of Evolv Inc.
99.1	Unaudited condensed consolidated financial statements of Evolv Inc. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013, and the notes related thereto.
99.2	Audited consolidated financial statements of Evolv Inc. as of and for the years ended December 31, 2013 and 2012, and the notes related thereto.
99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013 and the nine months ended September 30, 2014 and the notes related thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

By:	/s/ Perry A. Wallack
Perry A. Wallack
Chief Financial Officer
Date: January 20, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent certified public accountants of Evolv Inc.
99.1	Unaudited condensed consolidated financial statements of Evolv Inc. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013, and the notes related thereto.
99.2	Audited consolidated financial statements of Evolv Inc. as of and for the years ended December 31, 2013 and 2012, and the notes related thereto.
99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013 and the nine months ended September 30, 2014 and the notes related thereto.